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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 26, 2005
                                                 -------------------------------


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                      333-84486                41-0365145
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



    4001 LEXINGTON AVENUE NORTH
       ARDEN HILLS, MINNESOTA                                       55126
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  APPOINTMENT OF PRINCIPAL OFFICER


         On August 25, 2005, Land O'Lakes, Inc. (the "Company") announced that, effective immediately, three senior executives have assumed new roles as part of a structured transition leading up to the transfer of leadership from retiring President and Chief Executive Officer Jack Gherty to new President and CEO Chris Policinski on October 1, 2005.

         The Company announced that Steve Dunphy, 48, will be the Executive Vice President and Chief Operating Officer of Dairy Foods Value-Added business, responsible for Dairy Foods Branded Retail Businesses, Foodservice Businesses, Research and Development and Value-Added Manufacturing and Supply Chain. Mr. Dunphy joined the Company in 2001 and most recently held the position of Vice President of Dairy Foods Retail and Deli Sales. Prior to joining the Company, Mr. Dunphy was Senior Vice President and Chief Customer Officer with the Kellogg Company, Vice President of Sales for the Pillsbury Company and held sales management positions with Procter & Gamble.

         Alan Pierson, 55, has been promoted to Executive Vice President and Chief Operating Officer of Dairy Foods Industrial business, responsible for Fluid Milk Procurement and Marketing and Industrial Cheese Manufacturing and Marketing. Mr. Pierson joined Land O'Lakes in 1998 and most recently served as Vice President of Dairy Foods Western Region Manufacturing and Fluid Milk Procurement and Marketing. Prior to joining the Company, Mr. Pierson was Chief Financial Officer for Dairymans Cooperative Creamery Association and held senior level positions at the Pillsbury Company.

          Barry Wolfish, 49, has been promoted to Vice President of Strategy and Business Development, responsible for coordination of company-wide strategy and mergers and acquisitions. Mr. Wolfish joined the Company in 1999, most recently serving as Vice President of Dairy Foods Cheese and Foodservice businesses. Prior to joining the Company, Mr. Wolfish worked at General Mills, where he held Vice President positions for several businesses including: Adult Cereals, New Channels, Yoplait Foodservice. He also served as Senior Vice President of Marketing with General Mills Canada.

A copy of the Company's press release is attached hereto as Exhibit 99.1



ITEM 9.01 EXHIBITS


           (c)    Exhibits.
           99.1   Land O'Lakes, Inc. press release dated August 25, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              LAND O'LAKES, INC.


Date:  August 26, 2005                        /s/ Peter Janzen
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                                              Peter Janzen
                                              Vice President and General Counsel